                            FIRST AMENDMENT TO LEASE


         THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of this 18th day of July, 1995, by and between SUMITOMO BANK OF NEW YORK TRUST COMPANY, ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN SUMITOMO BANK LEASING AND FINANCE, INC. AND SBNYTC ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant").

         THIS FIRST AMENDMENT IS ENTERED INTO upon the basis of the following facts, understandings and intentions.

                                    RECITALS

         A. Landlord and Tenant entered into that certain Lease (Buildings "K" and "L") dated May 22, 1995 ("Lease"), pursuant to which Landlord is leasing to Tenant the improvements which Tenant may elect to construct ("Premises"), as agent for Landlord, on that certain land located in San Jose, California, as more particularly described in the Lease and on Exhibit A attached hereto and incorporated herein by this reference. Any capitalized terms used but not defined in this First Amendment which are defined in the Lease shall have the meaning ascribed in the Lease.

         B. Landlord and Tenant now desire to amend the terms of the Lease, as more particularly described in this First Amendment.


         NOW THEREFORE, the parties hereto agree as follows:

         1. Capitalized Interest. Section 2.9 of the Lease is hereby amended to add the following sentence at the end of the Section:

                 During the Construction Period for a Building or phase of Buildings, Capitalized Interest for such Building or phase of Buildings shall be calculated using the Construction Period Monthly Calculation set forth in Section 2.43.

         2. Monthly Calculation. Section 2.43 of the Lease is hereby amended to add the following sentence at the end of the Section:

                 During the Construction Period for a Building or phase of Buildings, "Monthly Calculation" shall mean the quotient resulting from dividing three hundred sixty (360) by the number of days in the applicable Rent Period. The applicable Rent Period shall begin on the twentieth day of the calendar month for which this Construction Period Monthly Calculation is being calculated and shall be for a period equal to the number of days in such calendar month.





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         3.      Rent Period.  Section 2.57 of the Lease is hereby deleted, and is replaced with the following:

                 2.57 Rent Period. "Rent Period" shall mean each period equal to one calendar month occurring during the Term hereof, except that: (a) the first Rent Period shall be a partial calendar month commencing on the date of disbursement of the initial proceeds hereof and ending on July 2, 1995, (b) the second Rent Period shall be a partial calendar month commencing on July 3, 1995 and ending on July 19, 1995; (c) Commencing July 20, 1995 and ending on the nineteenth day of the last calendar month of the Construction Period, the Rent Period shall commence on the twentieth day of each calendar month and end on the nineteenth day of the subsequent calendar month; (d) the Rent Period preceding the Rent Commencement Date shall be a partial calendar month commencing on the twentieth day of the last calendar month of the Construction Period and ending on the last day of such calendar month; and
                 (e) the last Rent Period shall be a partial calendar month commencing on the first LIBOR Business Day of the last calendar month of the Term and ending on the last day of the Term.

         4. Timing and Method of Disbursement. Section 11.6(a) of the Lease is hereby deleted, and is replaced with the following:

                          (a) Timing and Method of Disbursement. Advances to be made hereunder shall not be made more frequently than monthly. For any calendar month during which Tenant desires to receive an Advance, Tenant shall submit a Draw Request on or before the fifteenth day of such month, and if Tenant submits such Draw Request by such date, then Landlord shall, subject to the conditions to funding described in Sections 11.3, 11.4 and 11.5, make the Advance as requested in such Draw Request to the party(ies) designated by Tenant on the twentieth day of such month, or the next LIBOR Business Day if the twentieth day of such month is not a LIBOR Business Day ("Advance Date"). The Advances shall be made to parties identified by Tenant, which parties may include Tenant. At the option of Tenant, Landlord shall make such Advances to one
                 (1) or more parties.


         5. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         6. Existing Lease. Except to the extent specifically amended hereby, all terms and conditions of the Lease remain in full force and effect.





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                  [SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE]


         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first above written.



                                        "LANDLORD"

                                        SUMITOMO BANK OF NEW YORK TRUST COMPANY
                                        ("SBNYTC"), AS TRUSTEE UNDER THAT
                                        CERTAIN TRUST AGREEMENT DATED MAY 22,
                                        1995 BETWEEN SUMITOMO BANK LEASING AND
                                        FINANCE, INC. AND SBNYTC

                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------





                      [SIGNATURES CONTINUED ON NEXT PAGE]





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               [SIGNATURE PAGE TO RENT FIRST AMENDMENT TO LEASE]



                                                     "TENANT"

                                                     CISCO SYSTEMS, INC.,
                                                     A CALIFORNIA CORPORATION

                                                     By:
                                                          ---------------------
                                                     Name:
                                                          ---------------------
                                                     By:
                                                          ---------------------
                                                          Name:
                                                               ----------------
                                                          Its:
                                                               ----------------

                                   EXHIBIT A


                              DESCRIPTION OF LAND



REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

Lots 58 and 59, as shown upon that certain map entitled, "Tract No. 7559", which Map was filed for record in the office of the Recorder of the County of Santa Clara, on December 21, 1983 in Book 522 of Maps, at pages 49 and 50.

APN: 97-53-18,22



                                   EXHIBIT A